


                                                 Commerce Bancorp, Inc. and Subsidiaries
                                                       Consolidated Balance Sheets
                                                               (unaudited)


----------------------------------------------------------------------------------------------------------------------------------
                                                                    December 31,  September 30,            December 31,
                                                                    --------------------------------------------------------------
                (dollars in thousands)                                 2004          2004       % Change      2003      % Change
----------------------------------------------------------------------------------------------------------------------------------

Assets          Cash and due from banks                             $1,050,806     $1,069,318         (2)%   $910,092        15 %
                Federal funds sold                                           0        255,000       (100)           0         0
                                                                    --------------------------------------------------------------
                              Cash and cash equivalents              1,050,806      1,324,318        (21)     910,092        15
                Loans held for sale                                     44,072         36,740         20       42,769         3
                Trading securities                                     169,103        245,258        (31)     170,458        (1)
                Securities available for sale                        8,044,150     12,692,985        (37)  10,650,655       (24)
                Securities held to maturity                         10,463,658      4,080,134        156    2,490,484       320
                Loans:
                            Commercial real estate:
                               Investor developer                    1,455,891      1,391,812          5    1,167,672        25
                               Residential construction                206,924        182,443         13      142,567        45
                                                                    --------------------------------------------------------------
                                                                     1,662,815      1,574,255          6    1,310,239        27
                            Commercial loans:
                               Term                                  1,283,476      1,184,854          8    1,027,526        25
                               Line of credit                        1,168,542      1,105,510          6      959,158        22
                               Demand                                        0              0          0        1,077      (100)
                                                                    --------------------------------------------------------------
                                                                     2,452,018      2,290,364          7    1,987,761        23
                            Owner-occupied                           1,998,203      1,913,351          4    1,619,079        23
                                                                    --------------------------------------------------------------
                                                                     4,450,221      4,203,715          6    3,606,840        23
                            Consumer:
                               Mortgages (1-4 family residential)    1,336,686      1,216,110         10      918,686        45
                               Installment                             140,603        136,538          3      138,437         2
                               Home equity                           1,795,378      1,712,733          5    1,405,795        28
                               Credit lines                             68,908         67,616          2       60,579        14
                                                                    --------------------------------------------------------------
                                                                     3,341,575      3,132,997          7    2,523,497        32
                                                                    --------------------------------------------------------------
                                  Total loans                        9,454,611      8,910,967          6    7,440,576        27
                            Less allowance for loan losses             135,620        131,529          3      112,057        21
                                                                    --------------------------------------------------------------
                                                                     9,318,991      8,779,438          6    7,328,519        27
                Bank premises and equipment, net                     1,059,519        963,459         10      811,451        31
                Other assets                                           351,346        309,149         14      307,752        14
                                                                    --------------------------------------------------------------
                                                                    $30,501,645   $28,431,481          7 % $22,712,180       34 %
                                                                    ==============================================================

Liabilities     Deposits:
                            Demand:
                                Noninterest-bearing                 $6,406,614     $6,047,322          6 % $4,574,714        40 %
                                Interest-bearing                    11,604,066     10,886,783          7    8,574,297        35
                            Savings                                  6,490,263      6,104,644          6    4,222,282        54
                            Time                                     3,157,942      3,202,883         (1)   3,330,107        (5)
                                                                    --------------------------------------------------------------
                              Total deposits                        27,658,885     26,241,632          5   20,701,400        34

                Other borrowed money                                   661,195        165,853        299      311,510       112
                Other liabilities                                      315,860        274,377         15      221,982        42
                Convertible Trust Capital Securities -
                  Commerce Capital Trust II                            200,000        200,000          0      200,000         0
                                                                    --------------------------------------------------------------
                                                                    28,835,940     26,881,862          7   21,434,892        35

Stockholders'   Common stock                                            80,318         79,436          1       76,869         4
Equity          Capital in excess of par or stated value             1,031,794        967,296          7      866,095        19
                Retained earnings                                      543,978        501,477          8      347,365        57
                Accumulated other comprehensive income                  20,953         12,748         64       (3,702)     (666)
                                                                    --------------------------------------------------------------
                                                                     1,677,043      1,560,957          7    1,286,627        30

                Less treasury stock, at cost                            11,338         11,338          0        9,339        21
                                                                    --------------------------------------------------------------
                              Total stockholders' equity             1,665,705      1,549,619          7    1,277,288        30
                                                                    --------------------------------------------------------------
                                                                    $30,501,645   $28,431,481          7 % $22,712,180       34 %
                                                                    ==============================================================




                                                               Commerce Bancorp, Inc. and Subsidiaries
                                                                     Consolidated Balance Sheets
                                                                             (unaudited)



----------------------------------------------------------------------------------------------------------------------------------
           (dollars in thousands)            December 31,     September 30, 2004                    December 31, 2003
                                             -------------------------------------------------------------------------------------
                                                2004         Actual       $ Change    % Change   Actual      $ Change   % Change
----------------------------------------------------------------------------------------------------------------------------------

Assets
           Cash and due from banks            $1,050,806    $1,069,318      ($18,512)    (2)%   $910,092      $140,714       15 %
           Federal funds sold                          0       255,000      (255,000)  (100)           0             0        0
                                             -------------------------------------------------------------------------------------
                Cash and cash equivalents      1,050,806     1,324,318      (273,512)   (21)     910,092       140,714       15
           Loans held for sale                    44,072        36,740         7,332     20       42,769         1,303        3
           Trading securities                    169,103       245,258       (76,155)   (31)     170,458        (1,355)      (1)
           Securities available for sale       8,044,150    12,692,985    (4,648,835)   (37)  10,650,655    (2,606,505)     (24)
           Securities held to maturity        10,463,658     4,080,134     6,383,524    156    2,490,484     7,973,174      320

           Loans                               9,454,611     8,910,967       543,644      6    7,440,576     2,014,035       27
                Less allowance for loan losses   135,620       131,529         4,091      3      112,057        23,563       21
                                             -------------------------------------------------------------------------------------
                                               9,318,991     8,779,438       539,553      6    7,328,519     1,990,472       27
                        Reserve %                  1.43%         1.48%                             1.51%
           Bank premises and equipment, net    1,059,519       963,459        96,060     10      811,451       248,068       31
           Other assets                          351,346       309,149        42,197     14      307,752        43,594       14
                                             -------------------------------------------------------------------------------------
                                             $30,501,645   $28,431,481    $2,070,164      7 % $22,712,180   $7,789,465       34 %
                                             =====================================================================================

Liabilities
           Deposits:
                Demand:
                  Noninterest-bearing         $6,406,614    $6,047,322      $359,292      6 % $4,574,714    $1,831,900       40 %
                  Interest-bearing            11,604,066    10,886,783       717,283      7    8,574,297     3,029,769       35
                Savings                        6,490,263     6,104,644       385,619      6    4,222,282     2,267,981       54
                Time                           3,157,942     3,202,883       (44,941)    (1)   3,330,107      (172,165)      (5)
                                             -------------------------------------------------------------------------------------
                Total deposits                27,658,885    26,241,632     1,417,253      5   20,701,400     6,957,485       34

                Core deposits                 26,656,530    25,108,705     1,547,825      6   19,778,922     6,877,608       35

           Total other liabilities             1,177,055       640,230       536,825     84      733,492       443,563       60
                                             -------------------------------------------------------------------------------------
                                              28,835,940    26,881,862     1,954,078      7   21,434,892     7,401,048       35

Stockholder's Equity                           1,665,705     1,549,619       116,086      7    1,277,288       388,417       30
                                             -------------------------------------------------------------------------------------

                                             $30,501,645   $28,431,481    $2,070,164      7 % $22,712,180   $7,789,465       34 %
                                             =====================================================================================






                                               Commerce Bancorp, Inc. and Subsidiaries
                                                     Consolidated Balance Sheets
                                                             (unaudited)


----------------------------------------------------------------------------------     ------------------------------
                                                                                                December 31,
                                                                                        -----------------------------
                  (dollars in thousands)                                                    2004            2003
----------------------------------------------------------------------------------     ------------------------------

Assets            Cash and due from banks                                                 $1,050,806        $910,092
                  Federal funds sold                                                               0               0
                                                                                        -----------------------------
                                Cash and cash equivalents                                  1,050,806         910,092
                  Loans held for sale                                                         44,072          42,769
                  Trading securities                                                         169,103         170,458
                  Securities available for sale                                            8,044,150      10,650,655
                  Securities held to maturity                                             10,463,658       2,490,484
                                 (market value 2004-$10,430,451; 2003-$2,467,192)
                  Loans                                                                    9,454,611       7,440,576
                              Less allowance for loan losses                                 135,620         112,057
                                                                                        -----------------------------
                                                                                           9,318,991       7,328,519
                  Bank premises and equipment, net                                         1,059,519         811,451
                  Other assets                                                               351,346         307,752
                                                                                        -----------------------------
                                                                                         $30,501,645     $22,712,180
                                                                                        =============================

Liabilities       Deposits:
                              Demand:
                                Noninterest-bearing                                       $6,406,614      $4,574,714
                                Interest-bearing                                          11,604,066       8,574,297
                              Savings                                                      6,490,263       4,222,282
                              Time                                                         3,157,942       3,330,107
                                                                                        -----------------------------
                                Total deposits                                            27,658,885      20,701,400

                  Other borrowed money                                                       661,195         311,510
                  Other liabilities                                                          315,860         221,982
                  Convertible Trust Capital Securities - Commerce Capital Trust II           200,000         200,000
                                                                                        -----------------------------
                                                                                          28,835,940      21,434,892

Stockholders'     Common stock, 80,317,809 shares issued (76,869,415 shares in 2003)          80,318          76,869
Equity            Capital in excess of par or stated value                                 1,031,794         866,095
                  Retained earnings                                                          543,978         347,365
                  Accumulated other comprehensive income                                      20,953          (3,702)
                                                                                        -----------------------------
                                                                                           1,677,043       1,286,627

                  Less treasury stock, at cost, 397,805 shares (363,076 shares in 2003)       11,338           9,339
                                                                                        -----------------------------
                                Total stockholders' equity                                 1,665,705       1,277,288
                                                                                        -----------------------------

                                                                                         $30,501,645     $22,712,180
                                                                                        =============================




                                               Commerce Bancorp, Inc. and Subsidiaries
                                                  Consolidated Statements of Income
                                                             (unaudited)




------------------------------------------------------------------------------------------------------------------------------------
                                                                Three Months Ended                      Twelve Months Ended
                                                                   December 31,                             December 31,
                                                       --------------------------------------   ------------------------------------
     (dollars in thousands, except per share amounts)      2004        2003    *  % Change          2004        2003    * % Change
---------------------------------------------------------------------------------------------   ------------------------------------

Interest     Interest and fees on loans                  $136,328    $103,803         31 %        $483,186    $391,361         23 %
income       Interest on investments                      216,806     152,272         42           754,202     524,015         44
             Other interest                                   261          50        422               903         255        254
                                                       --------------------------------------   ------------------------------------
                  Total interest income                   353,395     256,125         38         1,238,291     915,631         35
                                                       --------------------------------------   ------------------------------------

Interest     Interest on deposits:
expense         Demand                                     36,042      14,263        153            95,253      50,711         88
                Savings                                    16,270       7,597        114            46,680      27,596         69
                Time                                       16,691      15,200         10            59,808      66,115        (10)
                                                       --------------------------------------   ------------------------------------
                  Total interest on deposits               69,003      37,060         86           201,741     144,422         40
             Interest on other borrowed money               2,930         921        218             6,685       3,263        105
             Interest on long-term debt                     3,020       3,020          0            12,080      12,080          0
                                                       --------------------------------------   ------------------------------------
                  Total interest expense                   74,953      41,001         83           220,506     159,765         38
                                                       --------------------------------------   ------------------------------------

             Net interest income                          278,442     215,124         29         1,017,785     755,866         35
             Provision for loan losses                      8,240      10,800        (24)           39,238      31,850         23
                                                       --------------------------------------   ------------------------------------
             Net interest income after provision for
              loan losses                                 270,202     204,324         32           978,547     724,016         35

Noninterest  Deposit charges and service fees              62,847      45,556         38           218,126     160,678         36
income       Other operating income                        32,967      41,240        (20)          154,306     167,949         (8)
             Net investment securities gains                  637       1,088        (41)            2,639       3,851        (31)
                                                       --------------------------------------   ------------------------------------
                  Total noninterest income                 96,451      87,884         10           375,071     332,478         13
                                                       --------------------------------------   ------------------------------------

                  Total Revenues                          374,893     303,008         24         1,392,856   1,088,344         28

Noninterest  Salaries and benefits                        115,227      93,802         23           431,144     354,954         21
expense      Occupancy                                     33,462      27,983         20           121,210      95,926         26
             Furniture and equipment                       30,075      25,610         17           109,242      89,162         23
             Office                                        13,103      10,865         21            46,025      39,190         17
             Marketing                                      9,268      10,189         (9)           36,236      34,075          6
             Other                                         51,976      37,832         37           194,921     150,085         30
                                                       --------------------------------------   ------------------------------------
                  Total noninterest expenses              253,111     206,281         23           938,778     763,392         23
                                                       --------------------------------------   ------------------------------------

             Income before income taxes                   113,542      85,927         32           414,840     293,102         42
             Provision for federal and state
              income taxes                                 38,424      29,321         31           141,422      98,815         43
                                                       --------------------------------------   ------------------------------------
             Net income                                   $75,118     $56,606         33 %        $273,418    $194,287         41 %
                                                       ======================================   ====================================

             Net income per common and common
              equivalent share:
                Basic                                       $0.95       $0.75         27 %           $3.49       $2.73         28 %
                                                       --------------------------------------   ------------------------------------
                Diluted                                     $0.88       $0.70         26             $3.26       $2.58         26
                                                       --------------------------------------   ------------------------------------
             Average common and common equivalent
              shares outstanding:
                Basic                                      79,465      75,958          5            78,312      71,084         10
                                                       --------------------------------------   ------------------------------------
                Diluted                                    87,445      83,788          4            86,302      78,253         10
                                                       --------------------------------------   ------------------------------------
             Cash dividends, common stock                   $0.19       $0.16         19 %           $0.76       $0.66         15 %
                                                       ======================================   ====================================


     *    Per share amounts restated. See description in earnings release.




                                               Commerce Bancorp, Inc. and Subsidiaries
                                                  Consolidated Statements of Income
                                                             (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             December 31,        September 30,                 December 31,
                                                             -----------------------------------------------------------------------
   (dollars in thousands, except per share amounts)              2004          2004        % Change           2003     * % Change
------------------------------------------------------------------------------------------------------------------------------------

Interest      Interest and fees on loans                        $136,328     $124,698         9 %            $103,803         31 %
income        Interest on investments                            216,806      195,968        11               152,272         42
              Other interest                                         261          148        76                    50        422
                                                             ----------------------------------------    ---------------------------
                   Total interest income                         353,395      320,814        10               256,125         38
                                                             ----------------------------------------    ---------------------------

Interest      Interest on deposits:
expense          Demand                                           36,042       24,539        47                14,263        153
                 Savings                                          16,270       12,408        31                 7,597        114
                 Time                                             16,691       14,210        17                15,200         10
                                                             ----------------------------------------    ---------------------------
                   Total interest on deposits                     69,003       51,157        35                37,060         86
              Interest on other borrowed money                     2,930        2,255        30                   921        218
              Interest on long-term debt                           3,020        3,020         0                 3,020          0
                                                             ----------------------------------------    ---------------------------
                   Total interest expense                         74,953       56,432        33                41,001         83
                                                             ----------------------------------------    ---------------------------

              Net interest income                                278,442      264,382         5               215,124         29
              Provision for loan losses                            8,240       10,750       (23)               10,800        (24)
                                                             ----------------------------------------    ---------------------------
              Net interest income after provision
                for loan losses                                  270,202      253,632         7               204,324         32

Noninterest   Deposit charges and service fees                    62,847       57,081        10                45,556         38
income        Other operating income                              32,967       42,089       (22)               41,240        (20)
              Net investment securities gains                        637          943       (32)                1,088        (41)
                                                             ----------------------------------------    ---------------------------
                   Total noninterest income                       96,451      100,113        (4)               87,884         10
                                                             ----------------------------------------    ---------------------------

                   Total Revenues                                374,893      364,495         3               303,008         24

Noninterest   Salaries and benefits                              115,227      114,467         1                93,802         23
expense       Occupancy                                           33,462       31,689         6                27,983         20
              Furniture and equipment                             30,075       27,987         7                25,610         17
              Office                                              13,103       11,082        18                10,865         21
              Marketing                                            9,268        8,994         3                10,189         (9)
              Other                                               51,976       52,943        (2)               37,832         37
                                                             ----------------------------------------    ---------------------------
                   Total noninterest expenses                    253,111      247,162         2               206,281         23
                                                             ----------------------------------------    ---------------------------

              Income before income taxes                         113,542      106,583         7                85,927         32
              Provision for federal and state
                income taxes                                      38,424       36,493         5                29,321         31
                                                             ----------------------------------------    ---------------------------
              Net income                                         $75,118      $70,090         7 %             $56,606         33 %
                                                             ========================================    ===========================

              Net income per common and common
                equivalent share:
                 Basic                                             $0.95        $0.89         7 %               $0.75         27 %
                 Diluted                                           $0.88        $0.84         5                 $0.70         26
              Average common and common equivalent
                shares outstanding:
                 Basic                                            79,465       78,625         1                75,958          5
                                                             ----------------------------------------    ---------------------------
                 Diluted                                          87,445       86,045         2                83,788          4
                                                             ----------------------------------------    ---------------------------
              Cash dividends, common stock                         $0.19        $0.19         0 %               $0.16         19 %
                                                             ========================================    ===========================

              Return on average assets                              1.01 %       1.02 %                          1.02 %
              Return on average equity                             18.48        18.97                           18.46


     *    Per share amounts restated. See description in earnings release.





                                                       Commerce Bancorp, Inc.
                                                Selected Consolidated Financial Data
                                                             (Unaudited)


                                                           Three Months Ended                        Twelve Months Ended
                                                              December 31,                               December 31,
                                                   ------------------------------------      --------------------------------------
                                                                                  %                                           %
                                                      2004           2003*      Change           2004           2003*      Change
                                                    --------       --------   -----------      --------       --------   -----------
                                                     (dollars and shares in thousands)         (dollars and shares in thousands)

Income Statement Data:
  Net interest income                                 $278,442       $215,124       29 %       $1,017,785       $755,866       35 %
  Provision for loan losses                              8,240         10,800      (24)            39,238         31,850       23
  Noninterest income                                    96,451         87,884       10            375,071        332,478       13
  Total revenues                                       374,893        303,008       24          1,392,856      1,088,344       28
  Noninterest expense                                  253,111        206,281       23            938,778        763,392       23
  Net income                                            75,118         56,606       33            273,418        194,287       41

Per Share Data:
  Net income - Basic                                     $0.95          $0.75       27 %            $3.49          $2.73       28 %
  Net income - Diluted                                    0.88           0.70       26               3.26           2.58       26

  Book value - Basic                                                                               $20.84         $16.70       25 %
  Book value - Diluted if converted                                                                 21.22          17.66       20

  Revenue per share - Diluted                           $17.15         $14.47       19 %           $16.14         $13.91       16 %

  Weighted Average Shares Outstanding:
   Basic                                                79,465         75,958                      78,312         71,084
   Diluted                                              87,445         83,788                      86,302         78,253

Balance Sheet Data:

  Total assets                                                                                $30,501,645    $22,712,180       34 %
  Loans (net)                                                                                   9,318,991      7,328,519       27
  Allowance for loan losses                                                                       135,620        112,057       21
  Securities available for sale                                                                 8,044,150     10,650,655      (24)
  Securities held to maturity                                                                  10,463,658      2,490,484      320
  Total deposits                                                                               27,658,885     20,701,400       34
  Core deposits                                                                                26,656,530     19,778,922       35
  Convertible Trust Capital Securities - Commerce Capital Trust II                                200,000        200,000        -
  Stockholders' equity                                                                          1,665,705      1,277,288       30
Capital:

  Stockholders' equity to total assets                                                               5.46 %         5.62 %
  Risk-based capital ratios:
   Tier I                                                                                           12.31          12.66
   Total capital                                                                                    13.26          13.62

  Leverage ratio                                                                                     6.19           6.61

Performance Ratios:

  Cost of funds                                           1.10 %         0.80 %                      0.91 %         0.90 %
  Net interest margin                                     4.16           4.27                        4.28           4.36
  Return on average assets                                1.01           1.02                        1.03           0.99
  Return on average total stockholders' equity           18.48          18.46                       18.78          18.81


     *    Per share amounts restated. See description in earnings release.




The following summary presents information regarding  non-performing loans and assets as of December 31, 2004 and the preceding four quarters (dollar amounts in thousands).


                                           December 31,    September 30,     June 30,        March 31,     December 31,
                                               2004            2004            2004            2004            2003
                                           --------------  --------------  --------------  --------------  --------------
Non-accrual loans:
   Commercial                                    $17,874         $22,647         $17,382         $19,701         $10,972
   Consumer                                       10,138           9,784          11,675           9,984           9,242
   Commercial real estate:
     Construction                                      -               -               -               -             138
     Mortgage                                      1,317           1,251             675             810           1,389
                                           --------------  --------------  --------------  --------------  --------------
        Total non-accrual loans                   29,329          33,682          29,732          30,495          21,741
                                           --------------  --------------  --------------  --------------  --------------

Restructured loans:
   Commercial                                      3,518           3,614               1               1               1
   Consumer                                            -               -               -               -               -
   Commercial real estate:
     Construction                                      -               -               -               -               -
     Mortgage                                          -               -               -               -               -
                                           --------------  --------------  --------------  --------------  --------------
        Total restructured loans                   3,518           3,614               1               1               1
                                           --------------  --------------  --------------  --------------  --------------

   Total non-performing loans                     32,847          37,296          29,733          30,496          21,742
                                           --------------  --------------  --------------  --------------  --------------

Other real estate                                    626             972             653           1,890           1,831
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets                       33,473          38,268          30,386          32,386          23,573
                                           --------------  --------------  --------------  --------------  --------------

Loans past due 90 days or more
   and still accruing                                602             614             318             696             538
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets and
   loans past due 90 days or more                $34,075         $38,882         $30,704         $33,082         $24,111
                                           ==============  ==============  ==============  ==============  ==============

Total non-performing loans as a
   percentage of total period-end
   loans                                           0.35%           0.42%           0.36%           0.39%           0.29%

Total non-performing assets as a
   percentage of total period-end assets           0.11%           0.13%           0.11%           0.13%           0.10%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of total period-end assets           0.11%           0.14%           0.11%           0.13%           0.11%

Allowance for loan losses as a
   percentage of total non-performing
   loans                                            413%            353%            419%            385%            515%

Allowance for loan losses as a percentage
   of total period-end loans                       1.43%           1.48%           1.50%           1.51%           1.51%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of stockholders' equity and
   allowance for loan losses                          2%              2%              2%              2%              2%





The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)


                                                      Three Months Ended                 Twelve Months Ended
                                                 -----------------------------       -----------------------------
                                                    12/31/04         12/31/03          12/31/04          12/31/03
                                                 ------------      -----------       ------------      -----------

Balance at beginning of period                      $131,529         $103,592           $112,057          $90,733
Provisions charged to operating expenses               8,240           10,800             39,238           31,850
                                                 ------------      -----------       ------------      -----------
                                                     139,769          114,392            151,295          122,583

Recoveries on loans charged-off:
   Commercial                                            305              213              1,000              669
   Consumer                                              487               68              1,123              584
   Commercial real estate                                  -               11                 52               11
                                                 ------------      -----------       ------------      -----------
Total recoveries                                         792              292              2,175            1,264

Loans charged-off:
   Commercial                                         (2,764)            (928)            (9,288)          (5,601)
   Consumer                                           (2,169)          (1,511)            (6,903)          (5,950)
   Commercial real estate                                 (8)            (188)            (1,659)            (239)
                                                 ------------      -----------       ------------      -----------
Total charge-offs                                     (4,941)          (2,627)           (17,850)         (11,790)
                                                 ------------      -----------       ------------      -----------
Net charge-offs                                       (4,149)          (2,335)           (15,675)         (10,526)
                                                 ------------      -----------       ------------      -----------

Balance at end of period                            $135,620         $112,057           $135,620         $112,057
                                                 ============      ===========       ============      ===========



Net charge-offs as a percentage of
average loans outstanding                               0.18  %          0.13  %            0.19  %          0.16  %


Net Reserve Additions                                 $4,091           $8,465            $23,563          $21,324



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


                                                Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                                               (unaudited)


                                 --------------------------------------------------------------------------------------------------

                                          December 2004                     September 2004                    December 2003
                                 --------------------------------   ------------------------------    -----------------------------
                                  Average                   Average  Average                 Average   Average               Average
                                  Balance      Interest     Rate     Balance      Interest   Rate      Balance      Interest Rate
                                 --------------------------------   ------------------------------    -----------------------------
(dollars in thousands)
Earning Assets
---------------------------------
Investment securities
  Taxable                       $17,294,817     $211,263    4.86 % $15,741,541   $191,627    4.84 %  $12,743,163   $148,537   4.62 %
  Tax-exempt                        457,654        5,628    4.89       385,814      5,126    5.29        242,901      3,829   6.25
  Trading                           180,711        2,898    6.38       159,954      1,552    3.86        190,658      1,917   3.99
                                 -----------   ----------   -----   -----------   --------   -----    -----------   -------- ------
Total investment securities      17,933,182      219,789    4.88    16,287,309    198,305    4.84     13,176,722    154,283   4.65
Federal funds sold                   54,620          261    1.90        40,413        148    1.46         20,435         50   0.97
Loans
  Commercial mortgages            3,357,348       52,747    6.25     3,189,126     48,881    6.10      2,655,510     41,172   6.15
  Commercial                      2,186,627       31,852    5.80     2,069,986     28,552    5.49      1,760,615     23,285   5.25
  Consumer                        3,233,755       47,550    5.85     3,024,776     43,287    5.69      2,444,764     35,773   5.81
  Tax-exempt                        350,414        6,429    7.30       337,374      6,121    7.22        283,291      5,497   7.70
                                 -----------   ----------   -----   -----------   --------   -----    -----------   -------- ------
Total loans                       9,128,144      138,578    6.04     8,621,262    126,841    5.85      7,144,180    105,727   5.87

                                 -----------   ----------   -----   -----------   --------   -----    -----------   -------- ------
Total earning assets             $27,115,946    $358,628    5.26 %  $24,948,984   $325,294   5.19 %   $20,341,337   $260,060  5.07 %
                                 ===========                        ===========                       ===========

Sources of Funds
---------------------------------
Interest-bearing liabilities
  Savings                        $6,289,379      $16,270    1.03 %  $5,715,755    $12,408    0.86 %   $4,251,627     $7,597   0.71 %
  Interest bearing demand        11,348,516       36,042    1.26    10,270,059     24,539    0.95      8,230,585     14,263   0.69
  Time deposits                   2,472,670       12,436    2.00     2,409,160     11,046    1.82      2,403,680     12,049   1.99
  Public funds                      888,209        4,255    1.91       800,579      3,164    1.57        923,561      3,151   1.35
                                 -----------   ----------   -----   -----------   --------   -----    -----------   -------- ------
     Total deposits              20,998,774       69,003    1.31    19,195,553     51,157    1.06     15,809,453     37,060   0.93

  Other borrowed money              545,073        2,930    2.14       614,282      2,255    1.46        411,079        921   0.89
  Long-term debt                    200,000        3,020    6.01       200,000      3,020    6.01        200,000      3,020   5.99
                                 -----------   ----------   -----   -----------   --------   -----    -----------   -------- ------
Total deposits and
interest-bearing liabilities     21,743,847       74,953    1.37    20,009,835     56,432    1.12     16,420,532     41,001   0.99

Noninterest-bearing funds (net)   5,372,099                          4,939,149                         3,920,805
                                 -----------   ----------   -----   -----------   --------   -----    -----------   -------- ------
Total sources to fund earning
  assets                        $27,115,946       74,953    1.10    $24,948,984    56,432    0.90     $20,341,337    41,001   0.80
                                 ===========   ----------   -----   ===========   --------   -----    ===========   -------- ------

Net interest income and
     margin tax-equivalent basis                $283,675    4.16 %                $268,862   4.29 %                 $219,059  4.27 %
                                               ==========   =====                 ========   =====                  ======== ======

Other Balances
-------------------------
Cash and due from banks          $1,223,722                         $1,145,324                          $905,464
Other assets                      1,522,258                          1,430,576                         1,101,329
Total assets                     29,725,307                         27,393,847                        22,241,356
Total deposits                   27,105,818                         24,852,938                        20,171,403
Demand deposits
   (noninterest-bearing)          6,107,044                          5,657,385                         4,361,950
Other liabilities                   248,762                            248,878                           232,037
Stockholders' equity              1,625,654                          1,477,749                         1,226,837
Allowance for loan losses           136,619                            131,037                           106,774



Notes   -    Weighted  average yields on tax-exempt  obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
        -    Non-accrual loans have been included in the average loan balance.
        -    Consumer loans include mortgage loans held for sale.



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


                                               Commerce Bancorp, Inc. and Subsidiaries
                                                 Computation of Net Income Per Share
                                          (dollars in thousands, except per share amounts)




                                                             Three Months Ended            Twelve Months Ended
                                                                December 31,                   December 31,
                                                          -------------------------     --------------------------

                                                             2004          2003 *           2004           2003 *
                                                          -----------   -----------     -----------    -----------
Basic:
Net income                                                   $75,118       $56,606        $273,418       $194,287
                                                          ===========   ===========     ===========    ===========

Average common shares outstanding                             79,465        75,958          78,312         71,084
                                                          ===========   ===========     ===========    ===========

Net income per share of common stock                           $0.95         $0.75           $3.49          $2.73
                                                          ===========   ===========     ===========    ===========





Diluted:
Net income                                                   $75,118       $56,606        $273,418       $194,287
Interest expense on trust preferred securities                 1,963         1,963           7,852          7,852
                                                          -----------   -----------     -----------    -----------
                                                             $77,081       $58,569        $281,270       $202,139
                                                          ===========   ===========     ===========    ===========

Average common shares outstanding                             79,465        75,958          78,312         71,084
Additional shares considered in diluted
     computation assuming:
        Exercise of stock options                              4,189         4,039           4,199          3,378
        Conversion of trust preferred securities               3,791         3,791           3,791          3,791

                                                          -----------   -----------     -----------    -----------
Average number of shares outstanding
   on a diluted basis                                         87,445        83,788          86,302         78,253
                                                          ===========   ===========     ===========    ===========

Net income per common share - diluted                          $0.88         $0.70           $3.26          $2.58
                                                          ===========   ===========     ===========    ===========


     *    Per share amounts restated. See description in earnings release.


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